UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CLARCOR Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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To: CLARCOR Employees

From: Chris Conway

Date: January 19, 2017

Subject Line: Parker-Hannifin Transaction Update

We wanted to provide you with an update regarding the pending Parker-Hannifin transaction. As we have communicated publicly, there are a number of conditions that have to be completed before the transaction can close, including regulatory clearances and a vote of CLARCOR stockholders.

As of yesterday, the United States regulatory waiting period under the Hart-Scott-Rodino Act expired, meaning that one of the significant conditions to closing the transaction has been met. Separately, we will host a special meeting of our stockholders on February 23, 2017 to vote on the transaction. Assuming that vote is in favor of the transaction, all other regulatory clearances are completed, and all other pending conditions are satisfied, the transaction could potentially close as early as the end of February 2017.

As a result, the planning timeline for the potential integration will be accelerated. Dave Janicek, Vice President of Corporate Strategy and Business Development, will lead the effort for CLARCOR and is in the process of finalizing the rest of the integration team. Upon closing, this team will be tasked with bringing these two great organizations together to build one of the top filtration companies in the world.

While we will need the full support of our organization for this integration to be successful, keep in mind that the transaction has still not closed. For that reason, it is important that no CLARCOR employee approach or engage in discussion with anyone at Parker-Hannifin without the support and involvement of Dave or myself. Of course, it is also critical to maintain the confidentiality of all non-public information concerning Parker-Hannifin and the potential acquisition.

We will continue to keep you updated as we move forward with the transaction.

Chris

Additional Information and Where to Find It

In connection with the pending Parker-Hannifin transaction, the Company has filed a preliminary proxy statement on Schedule 14A with the SEC. In addition, a definitive proxy statement will be filed by the Company and provided to the Company’s stockholders. THE COMPANY’S STOCKHOLDERS ARE ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN FILED), FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY NOW AND WHEN FUTURE FILINGS BECOME AVAILABLE BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING PARKER-HANNIFIN TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from the Company’s website at www.clarcor.com under the heading “Investor Information” or by emailing the Company at investor@clarcor.com.

Participants in Solicitation

Parker-Hannifin, the Company and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the pending Parker-Hannifin transaction. Information concerning Parker-Hannifin’s directors and executive officers is set forth in the proxy statement, filed September 26, 2016, for Parker-Hannifin’s 2016 annual meeting of shareholders as filed with the SEC on Schedule 14A and in its most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2016 as filed with the SEC on August 26, 2016. Information concerning the Company’s directors and executive officers is set forth in the proxy statement, filed February 19, 2016, for the Company’s 2016 annual meeting of stockholders as filed with the SEC on Schedule 14A and in its most recent Annual Report on Form 10-K for the fiscal year ended November 28, 2015 as filed with the SEC on January 22, 2016. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the pending Parker-Hannifin transaction are included in the preliminary proxy statement and other relevant materials filed with the SEC, and will be included in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements made in this communication other than statements of historical fact, are forward-looking statements. These statements may be identified from use of the words “may,” “should,” “could,” “potential,” “continue,” “plan,” “forecast,” “estimate,” “project,” “believe,” “intent,” “anticipate,” “expect,” “target,” “is likely,” “will,” or the negative of these terms, and similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company believes that its expectations are based on reasonable assumptions. However, these forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from the Company’s expectations of future results, performance or achievements expressed or implied by these forward-looking statements. In addition, there are various risks and uncertainties associated with the pending Parker-Hannifin transaction, including but not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the pending Parker-Hannifin transaction; the possibility of non-consummation of the pending Parker-Hannifin transaction and termination of the merger agreement; the risk that the Company could be required to pay a termination fee of $113 million to Parker-Hannifin under certain circumstances pursuant to the terms of the merger agreement; the failure to obtain Company stockholder approval of the pending Parker-Hannifin transaction or to satisfy any of the other conditions to the merger agreement; the possibility that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval in connection with the pending Parker-Hannifin transaction; the risk that stockholder litigation in connection with the pending Parker-Hannifin transaction may affect the timing or occurrence of the pending Parker-Hannifin transaction or result in significant costs of defense, indemnification and liability; the significant transaction costs which have been and may continue to be incurred by the Company related to the pending Parker-Hannifin transaction; and other potential risks to the Company associated with any failure to close the Parker-Hannifin transaction, including the potential distraction of employee and management attention during the pendency of the merger, uncertainty about the effect of the pending Parker-Hannifin transaction on the Company’s relationships with employees, potential and existing customers and suppliers and other parties, and the impact that the failure of the pending Parker-Hannifin transaction to close could have on the trading price of shares of Company common stock and the Company’s operating results. You should not place undue reliance on any forward-looking statements. These statements speak only as of the date of this communication. Except as otherwise required by applicable laws, the Company undertakes no obligation to publicly update or revise any forward-looking or other statements included in this communication, whether as a result of new information, future events, changed circumstances or any other reason.